UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2007

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd., Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On February 26, 2007, Jo-Ann Stores, Inc. (the "Company") entered into a Third Amended and Restated Rights Agreement with National City Bank, as Rights Agent (the "Third Restated Rights Agreement"). The Third Restated Rights Agreement amends and restates the Second Amended and Restated Rights Agreement, dated as of November 4, 2003, by and between the Company and National City Bank, as Rights Agent (the "Second Restated Rights Agreement").

The Third Restated Rights Agreement effects the following changes to the Second Restated Rights Agreement:

- The term "Triggering Event" has been changed to "Triggering Date" and shall mean the close of business on the tenth calendar day after the public announcement of the acquisition by any person, under the circumstances set forth in the Third Restated Rights Agreement, of at least 15% of the outstanding Common Shares of the Company;

- The definition of "Qualified Offer" has been added to refer to an all-cash tender offer for all outstanding Common Shares, made in the manner prescribed by Section 14(d) of the Securities Exchange Act of 1934, as amended, and meeting the requirements set forth in the Third Restated Rights Agreement;

- The section titled "Redemption" has been amended to include a requirement that, if the Company receives a Qualified Offer and the Company’s Board of Directors has not, within 120 days, redeemed the Rights or amended the Third Restated Rights Agreement in order to consummate the Qualified Offer or a superior offer, the Company’s Board of Directors must call a special meeting of shareholders within 165 days of the receipt of the Qualified Offer for the purpose of voting on a resolution authorizing the redemption of all of the then outstanding Rights or an amendment to the Third Restated Rights Agreement to allow the Qualified Offer or the superior offer to be consummated.

This summary describes the material changes effected by the Third Restated Rights Agreement. Conforming and other changes also were made to the Second Restated Rights Agreement by the Third Restated Rights Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the copy of the Third Restated Rights Agreement that is incorporated by reference as Exhibit 4.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No. 4.1 – Third Amended and Restated Rights Agreement, dated as of February 26, 2007, by and between Jo-Ann Stores, Inc. and National City Bank, as Rights Agent (filed as Exhibit 4.3 to the Company’s Form 8-A/A filed with the Commission on March 2, 2007 and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

March 2, 2007	By:	/s/ David Goldston

Name: David Goldston
Title: Senior Vice President, General Counsel and Secretary